UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 28, 2023

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 28, 2023, AGBA Group Holding Limited (“AGBA” or the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”) at 1/F, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong, to vote on the following matters:

1. Election of Directors

All of the following five nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Vote
Robert E. Diamond Jr.	56,017,101	104,910	918,463
Ng Wing Fai	56,016,968	105,043	918,463
Brian Chan(1)(2)(3)	56,016,968	105,043	918,463
Felix Yun Pun Wong (1)(2)(3)	56,016,968	105,043	918,463
Thomas Ng(1)(2)(3)	56,000,951	121,060	918,463

(1)	Member of the audit committee.
(2)	Member of the remuneration committee.
(3)	Member of the nomination committee.

2. Ratification of the Company’s Independent Auditors

Shareholders ratified the appointment of WWC, P.C. as the independent auditors of the Company for the fiscal year ended December 31, 2023, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Vote
56,853,116	45,154	142,204	0

3. Approval of an increase of authorized shares by adopting an amendment to the fifth amended and restated memorandum and articles of association.

Shareholders approved the increase of the number of authorized ordinary shares of the Company from 200,000,000 to 1,000,000,000 ordinary shares by adopting an amendment to the fifth amended and restated memorandum and articles of association.

For	Against	Abstain	Broker Non-Vote
56,089,804	933,363	17,307	0

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The shareholders of AGBA approved the amendment to the Fifth Amended and Restated Memorandum and Articles of Association (the “Amendment”) at the Annual Meeting. On December 28, 2023, the Company filed the Amendment with the British Virgin Islands Registrar of Corporate Affairs.

The full text of the Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Fifth Amended and Restated Memorandum and Articles of Association filed with the British Virgin Islands Registrar of Corporate Affairs on December 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Group Chief Financial Officer

Dated: January 3, 2024

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